Armstrong World Industries Investor Presentation February 28, 2011 Exhibit 99.2

Safe Harbor Statement
This presentation contains “forward-looking statements” related to Armstrong
World Industries, Inc.’s, future financial performance. Our results could differ materially from the results discussed in these forward-looking statements due to known and unknown risks and uncertainties.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. We undertake no obligation to update any forward-looking statement beyond what is required by applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP is available on the Investor Relations page of our website at www.armstrong.com.

3 Company Overview

Armstrong at a Glance
Leading manufacturer of floors and ceilings for use
in renovation and new construction.  Significant
U.S. cabinets’ business.
$2.8 billion in sales in 2010
#1 in businesses representing 80% of sales
Serving global customers from eight countries
34 manufacturing locations
Approximately 9,800 employees
Approximately $2.5 billion market capitalization
Strong balance sheet - $550 million of net debt at 12/31/10
Significant NOL carry forward
58 million diluted shares outstanding
300K average daily trading volume
64% owned by Armstrong Asbestos Trust and Armor TPG
‘AWI’ on the NYSE
Since October 2006 emergence from asbestos-related bankruptcy
Company Overview

History
1998 Sales Mix:
Residential/Commercial
was 65/35
Significant geographic
and product line
expansion:
• Hardwood floors
• Cabinets
•
DLW (European flooring)
Asbestos-related
bankruptcy
Manufacturing and
overhead restructuring
Significant growth in
Commercial products
Strategic review and sale
process in declining residential
market:
• Improved product mix
• Increased manufacturing
productivity
• Commercial volume growth
Strategic focus in soft
residential and declining
commercial markets:
• Ensure innovation
• Align costs with
changing environment
Managing for Profitability
1998
2001 - 2006
2007
2008 - 2009
Company Overview
2009 Sales Mix:
Residential/Commercial
was 40/60
• Expand revenue
opportunities
• Position company to
deliver sustainable
profitability
• Deliver earnings growth • Ensure ongoing
profitability and
preserve cash

AWI Key Strategies
Company Overview
1
Enhance the Core
Maximize profits in global Floors and
Ceilings
Increase share and mix selectively
2
Expand the Core
Drive growth in China and India
Build ceilings and flooring plants in
China
Expand presence in Eastern
Europe and Middle East
3
Drive Lower Costs
$150 million cost savings program
LEAN investment, SG&A
reduction, procurement savings
Restructure floor Europe
4
Innovation Leadership
Environmental leadership
Unmatched product portfolio
5
Organization Vitality
Attract, retain and develop the best
people in the industry
Organizational processes aligned
with strategic objectives
6
Efficient Balance Sheet
Net debt less than 2x EBITDA
No significant maturities until 2015
Sufficient cash to make organic
investments

2010 Business Segment and End-Use Profile
Majority of business is renovation – dampens cycles.
Cabinets Resilient Flooring
(Int'l)
Resilient Flooring
(N.A.)
Hardwood
Flooring
Building Products
(Ceilings)
Consolidated
Commercial renovation
Commercial new
Residential renovation
Residential new
65%
30%
65%
35%
40%
40%
10%
55%
35%
10%
30%
10%
20%
40%
$1,150
$500
$650
$350
$150
$2,800
5%
10%
50
45
5%
Company Overview
N.A. >75% renovation

Resilient
Flooring
19%
Wood
Flooring
2%
Building
Products
(Ceilings)
79%
Cabinets
0%
Business Segment Profile
Building Products delivers the bulk of worldwide income and has remained profitable through the economic cycle.
2010 EBITDA
Adjusted
– Excludes unallocated corporate expense
Company Overview

Industry Structure/Competitive Position
U.S. Resilient
European
Resilient Hardwood
Building
Products Cabinets
Market Leadership
Competitor Concentration
Industry Capacity Utilization
Low-Cost Manufacturer
Armstrong continuously focused on competitive dynamics.
Key Favorable Neutral Unfavorable
Company Overview

Business Segment Overview

Worldwide Business Overview – Building Products
Worldwide market leader in suspended ceilings.
Business Segment Overview - Building Products
North America
Mkt
Size
(B ft
2
)
AWI
Rank
Commercial 1.4 1
Residential 0.4 1
Europe, Africa, Middle-
East
Mkt
Size
(B ft
2
)
AWI
Rank
Western 1.2 1
Eastern 0.5 1
Africa / Mid-
East
0.3 1
Asia, Australia
Mkt
Size
(B ft
2
)
AWI
Rank
China 0.2 1
Australia 0.04 1
India 0.05 1
SE Asia 0.08 1

ABP Key Strategies
1
Broadest Product Portfolio
Complete product offering
New product pipeline (Metal, Wood)
Win versus soft fiber in Europe
2
Emerging Market Growth
Plant #2 in China
Distribution in Russia, Middle East
Grid plant in India
Business Segment Overview - Building Products
4
Best-in-Class Service/Quality
Best on-time delivery performance
Lowest claims rate
Best product availability
3
Innovation Leadership
“Sustainability” leadership
Custom solutions (Metal, Wood)
Recycling program

Building Products (ABP) Sales by Geography
695
362
$115
0
200
400
600
800
Americas Europe Asia
($-Millions)
Contribution of WAVE JV Profit to Operating Margin 4%
Worldwide EBITDA Margin 25%
New product development and manufacturing
technology managed globally.
Business Segment Overview - Building Products
Global market leader
Broadest Product Line
Innovation
Go-to-Market
Best cost, quality, service
>90% sales commercial
Grid – 50/50 joint venture
Ceilings & Grid

Worldwide Business Overview – Floor Products *
Business Segment Overview - Worldwide Floor Products
Global presence with market leadership in most regions.
Asia, Australia
Mkt
Size
(B ft
2
)
AWI
Rank
China 0.4 2
Australia 0.1 2
India 0.01 1
SE Asia 0.1 1
Europe, Africa,
Middle-East
Mkt
Size
(B ft
2
)
AWI
Rank
Central 0.3 1
Eastern /
Africa /
Mid-East
0.3 5
Western
Europe
0.9 3-5
North America
Mkt
Size
(B ft
2
)
AWI
Rank
Commercial 1.0 1
Residential 2.0 1
Wood 0.6 1
* Market figures exclude segments in which we do not participate.

AFP Key Strategies
Business Segment Overview - Worldwide Floor Products
1
Best Product Portfolio
Offer broadest assortment
Drive mix
Quality leadership
2
Complete Market Coverage
Brand leadership
Merchandising presence
Sales coverage effectiveness
3
Low-Cost Manufacturing
Lean deployment
Capability investment, e.g., glass,
wood automation
Rationalize footprint
4
Innovation Leadership
Environmental solutions
Design, performance, and
installation
5
Drive China Growth
Focus on market development
Plant investments to support
growth
6
Restructure Europe
Exit Residential
Simplify Commercial participation
Cost-out … plant and SG&A

Floor Products (AFP) Sales by Geography
474
654
364
91
0
200
400
600
800
Americas Americas Europe Asia
($-Millions)
Worldwide Adjusted EBITDA Margin
excluding Europe
5%
7%
Continued profitability through bottom of residential downturn.
Business Segment Overview - Worldwide Floor Products
Resilient & Wood
Wood
Worldwide Resilient

European Floor Products
Linoleum
37%
Vinyl
34%
Other
16%
Vinyl
13%
Commercial
87%
2010
Sales $364M
Operating Loss
(1)
$  19M
Business Segment Overview - European Floor Products
(1)
Excludes restructuring expense
Challenges
Tough markets … Western Europe
Scale disadvantage in manufacturing and SG&A
Outdated manufacturing processes in all but
linoleum
Solution
Exited Residential segment
Simplified Commercial business … country and
product participation
Close Teesside Plant (complete) and Holmsund
(Q2, 2011)
SG&A restructuring … 38% decrease in headcount
Committed to eliminating loss in 2011.
Residential
13%

Cabinets
Small player…<5% share
Focus on small-/medium-size builder
Go-to-Market
Current Situation 2010 Sales  =  $139M
Niche player… both new and remodel
Restructure costs to reflect market reality
Non-core business
Strategy
Remodel
45%
New
55%
% of Sales
Company-Owned
Service Centers
51%
Distribution 27%
Multi-Family 22%
Business Segment Overview - Cabinets

Cabinets
Small player…<5% share
Focus on small-/medium-size builder
Go-to-Market
Current Situation 2010 Sales  =  $139M
Niche player … both new and remodel
Restructure costs to reflect market reality
Non-core business
Strategy
Remodel
45%
New
55%
% of Sales
Company-Owned
Service Centers
51%
Distribution 27%
Multi-Family 22%
Business Segment Overview - Cabinets

Financial Overview

Profitable and cash flow positive through downturn
Focus on cost control / productivity
Strong free cash flow
ROIC greater than cost of capital in 2013, with new home starts at one million
Continuing to fully invest in businesses
Strong balance sheet: leverage, liquidity and maturity profile
Positioned for considerable operational leverage on modest market recovery
Financial Summary
Financial Overview

$270
$160
$170
$85
$55
($5)
($385)
($30)
2006 Actual Price / Mix Volume Raw
Materials /
Energy
Mfg Costs SG&A WAVE 2009 Actual
(Millions)
Figures rounded to nearest $5 million
Financial Overview
Cost reduction and improved price / mix significantly offset dramatic volume declines.
Operating Income Bridge (2006-2009)

$157
$188
$15
$48
$20
$5
($26)
( $31)
2009 Price / Mix Volume Raw
Materials /
Energy
Mfg Costs SG&A WAVE 2010 Mgmt
Acct
(Millions)
Figures rounded to nearest $1 million
Financial Overview
Cost reduction offsets volume and input cost headwinds.
Operating Income Bridge (2009-2010)

Armstrong

$400
$0
($400)
($800)
2010
2011
2012
2013
2014
2015
2016
2017
>2017
Cash
Term Loans
IDBs/Other

315
225
100
(75)
($200)
($100)
$0
$100
$200
$300
$400
$500
$600
$700
LCs
Securitization
Revolver
Cash
Balance Sheet 12/31/2010
(2%)
(14%)
Financial Overview
$565
(Millions)
Maturity Profile
No significant maturities until 2015
Considerable covenant flexibility
Liquidity
Sufficient liquidity to manage
operations, and execute capital
spend and restructuring plans

Financial Overview Appendix

Key Metrics
(1)
– Guidance 2011
Financial Overview Appendix
2011
Estimate Range 2010 Variance
Net Sales 2,800 to 3,000 2,766 1% to 8%
Operating Income
(2)
255 to 305 189 35% to 62%
EBITDA 360 to 410 303 19% to 35%
Earnings Per Share
(3), (4)
$2.04 to $2.53 $1.73 18% to 47%
Free Cash Flow 70 to 120 180 (61%) to (33%)
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc.
(2) As reported Operating Income:  $225 - 275 million in 2011 and $81 million 2010.
(3) Earnings per share reflect an adjusted tax rate of 42% for both 2011 and 2010.
(4) As reported earnings per share:  $1.85 - $2.34 in 2011 and $0.19 in 2010.
Guidance provided as of February 28, 2011.
We undertake no obligation to update guidance, beyond what is required by securities law.

2011 Financial Outlook
Financial Overview Appendix
Raw Material & Energy Inflation $35 - $45 million increase
Manufacturing Productivity Gross Margin +100 to +200 bps vs. 2010
U.S. Pension Credit ~$25 million, down ~$25 million vs. 2010
60% manufacturing, 40% SG&A
Earnings from WAVE $5 - $10 million vs. 2010
Cash Taxes/ETR ~$15 million. Adjusted ETR of 42%
Q1 Sales $640 – $705 million
EBITDA $72 – $88 million
Capital Spending ~$180-$200 million
Exclusions from  EBITDA ~$18 - 27 million associated with already announced actions

Full Year 2010 – Adjusted Operating Income to
Reported Net Income
Financial Overview Appendix
2010 2009 V
Operating Income – Adjusted
(1)
$188 $157 $31
Foreign Exchange Movements 2 - 2
Laminate Duty Refund 7 - 7
Cost Reduction Initiatives (50) (16) (34)
Asset Impairments (31) (18) (13)
Restructuring (22) - (22)
Executive Transition (15) - (15)
Gain on Settlement of Note Receivable 2 - 2
Accelerated Vesting - (32) 32
Operating Income – As Reported $81 $91 ($10)
Interest (Expense) Income (14) (16) 2
EBT $67 $75 ($8)
Tax (Expense) Benefit (56) 3 (59)
Net Income $11 $78 ($67)
(1) Figures exclude non-recurring items such as charges for cost reduction initiatives, restructuring, etc. Figures also exclude the impact of foreign exchange movements.

Normalized Operating Income to Free Cash Flow
Financial Overview Appendix
2011
Estimate Range
Adjusted Operating Income 255 to 305
D&A 105
Adjusted EBITDA 360 to 410
Changes in Working Capital 10 to 30
Capex (180) to (200)
Pension Credit (25)
Interest Expense (50)
Cash Taxes (15)
Other, including cash payments for
restructuring and one-time items
(30)
Free Cash Flow 70 to 120

Consolidated Results
Financial Overview Appendix
Fourth Quarter
2010
Reported
Comparability (1)
Adjustments
FX (2) Adj
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
FX (2) Adj
2009
Adjusted
Net Sales 643 - 9 652 653 - 4 657
Operating Income (30) 50 (1) 19 (2) 27 - 26
EPS ($0.36) $0.48 ($0.01) $0.11 ($0.07) $0.30 $ - $0.23
Full Year 2010
2010
Reported
Comparability (1)
Adjustments
FX (2) Adj
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
FX (2) Adj
2009
Adjusted
Net Sales 2,766 - 66 2,833 2,780 - 73 2,853
Operating Income 81 108 (2) 188 91 65 1 157
EPS $0.19 $1.55 ($0.02) $1.72 $1.36 $0.07 $0.01 $1.44
(1) See earnings press release and 10-K for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Financial Overview Appendix
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-K for additional detail.
Fourth Quarter
2010
Reported
Comparability (1)
Adjustments
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
2009
Adjusted
Resilient Flooring (2) 3 1 (7) 2 (4)
Wood Flooring (32) 28 (4) (10) 20 10
Building Products 16 16 32 24 - 24
Cabinets (1) - (1) (8) 5 (3)
Unallocated Corporate
(Expense) Income
(12) (3) (9) - - -
Full Year 2010
2010
Reported
Comparability (1)
Adjustments
2010
Adjusted
2009
Reported
Comparability (1)
Adjustments
2009
Adjusted
Resilient Flooring 13 18 31 - 6 7
Wood Flooring (46) 39 (7) (6) 20 14
Building Products 171 27 198 156 1 157
Cabinets (6) - (6) (18) 6 (12)
Unallocated Corporate
(Expense) Income
(51) 23 (28) (41) 32 (9)

Cash Flow
Financial Overview Appendix
Fourth Quarter Full Year
($-millions) 2010 2009 2010 2009
Net Cash From Operations 49 82 190 260
Plus / (Minus) Net Cash from Investing (37) (29) (41) (41)
Add back / (subtract):
Restricted Cash 30 - 30 -
Divestitures 1 - 1 (8)
Equals Free Cash Flow 43 53 180 211